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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C. 20549-1004

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: APRIL 29, 2004
                        (Date of earliest event reported)

                         COMMISSION FILE NUMBER 0-4065-1

                                  ------------

                          LANCASTER COLONY CORPORATION
             (Exact name of registrant as specified in its charter)

                   OHIO                                     13-1955943
      (State or other jurisdiction of                    (I.R.S. Employer
      incorporation or organization)                    Identification No.)

            37 WEST BROAD STREET                                43215
               COLUMBUS, OHIO                                (Zip Code)
  (Address of principal executive offices)

                                  614-224-7141
              (Registrant's telephone number, including area code)

                                      NONE
 (Former name, former address and former fiscal year, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)     Exhibits:

                99.1    Press Release dated April 29, 2004, filed herewith.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL POSITION

        On April 29, 2004, Lancaster Colony Corporation issued a press release announcing its results for the three and nine months ended March 31, 2004. The press release is attached as Exhibit 99.1.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       LANCASTER COLONY CORPORATION (REGISTRANT)



Date:  April 29, 2004                 By:  /s/JOHN L. BOYLAN
       --------------                    -------------------------------------
                                             John L. Boylan
                                             Treasurer, Vice President,
                                             Assistant Secretary and
                                             Chief Financial Officer
                                             (Principal Financial
                                             and Accounting Officer)


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER          DESCRIPTION                                      LOCATED AT
------          -----------                                      ----------

99.1            Press Release dated April 29, 2004............   Filed herewith